                                CREDIT AGREEMENT

                          DATED AS OF OCTOBER 26, 2001

                                    Between:

                     BOWATER CANADIAN FOREST PRODUCTS INC.
                                  (as Borrower)

                              BOWATER INCORPORATED
                                 (as Guarantor)

                             THE BANK OF NOVA SCOTIA
                            (as Administrative Agent)

                                      -and-

                           THE BANKS FROM TIME TO TIME
                                PARTIES THERETO

                       ===================================

                            SECOND AMENDING AGREEMENT
                           DATED AS OF OCTOBER 7, 2003

                      ===================================

                              MCCARTHY TETRAULT LLP
                                   (Montreal)

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                            SECOND AMENDING AGREEMENT
                (Credit Agreement dated as of October 26, 2001)

                  THIS AGREEMENT is made as of October 7, 2003, between BOWATER CANADIAN FOREST PRODUCTS INC. (formerly Bowater Pulp and Paper Canada Inc.), a corporation duly amalgamated and validly existing under the Canada Business Corporations Act (the "Borrower"), BOWATER INCORPORATED, a corporation duly organized and validly existing under the General Corporation Law of the State of Delaware (the "Guarantor") and THE BANK OF NOVA SCOTIA ("ScotiaBank"), as administrative agent, and each of the Banks (as defined in the Credit Agreement referred to below) party hereto.

                                    RECITALS

         A. The Borrower, the Guarantor, various financial institutions, as lenders, and ScotiaBank, as administrative agent, entered into a credit agreement dated as of October 26, 2001, as amended from time to time (the "Canadian Credit Agreement") providing for a 364-day revolving credit facility in the principal amount of US $100,000,000.

         B. Pursuant to the Canadian Credit Agreement, the Guarantor has guaranteed the prompt payment in full when due of the Guaranteed Obligations (as defined in the Canadian Credit Agreement).

         C. The Borrower and the Guarantor, together with various subsidiaries of the Guarantor, each as a borrower, various financial institutions, as lenders, and JPMorgan Chase Bank, as administrative agent, entered into a credit agreement dated as of May 22, 2002, as amended from time to time (the "US Credit Agreement") providing for a revolving credit facility and term loans in an aggregate principal amount of US $800,000,000.

         D. On October 18, 2002, the parties entered into a First Amending Agreement (the "First Amending Agreement") to amend the Canadian Credit Agreement.

         E. The parties wish to further amend the Canadian Credit Agreement in order to (i) provide for an extension of the Revolving Credit Termination Date, (ii) revise the margins for the calculation of interest rates and the rates at which facility fees are calculated, (iii) conform the definition of Consolidated Net Worth to the provisions of the US Credit Agreement, and (iv) add a covenant to the effect that if any change is made to the terms and conditions of the US Credit Agreement that is favourable or beneficial to the lenders thereunder, then conforming changes will be made to the Canadian Credit Agreement.

                  NOW, THEREFORE, the parties have made and entered into this Agreement.

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                                      - 2 -

                                   ARTICLE 1
                                 INTERPRETATION

1.1               DEFINED TERMS AND EXPRESSIONS

                  Unless such terms or expressions are defined differently, capitalized terms and expressions used in this Agreement and defined in the Canadian Credit Agreement have the respective meanings given to them in the Canadian Credit Agreement.

                                   ARTICLE 2
                                   AMENDMENTS

2.1               EXTENSION OF REVOLVING CREDIT TERMINATION DATE

                  The definition of the term "Revolving Credit Termination Date" in section 1.01 of the Canadian Credit Agreement is amended as follows:

                  ""Revolving Credit Termination Date" shall mean October 22, 2004, as such date may from time to time be extended as provided in
         Section 2.09 hereof".

2.2               APPLICABLE MARGIN WITH RESPECT TO US BASE RATE LOANS AND CDN
                  PRIME RATE LOANS

                  The Applicable Margin for any Level V Period with respect to US Base Rate Loans and Cdn Prime Rate Loans shall be 0.750%.

2.3               APPLICABLE MARGIN WITH RESPECT TO OTHER LOANS

                  The Applicable Margin for any Level V Period with respect to Loans other than US Base Rate Loans and Cdn Prime Rate Loans shall be 1.750%.

2.4               FACILITY FEES

                  The facility fee payable under Section 2.04(a) of the Canadian Credit Agreement during any Level V Period shall be 0.500%.

2.5               CONSOLIDATED NET WORTH

                  The definition of the term "Consolidated Net Worth" in section
1.01 of the Canadian Credit Agreement is amended as follows:

                  ""Consolidated Net Worth" means, as at any date, the sum, for the Guarantor and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:

                  (a)      the amount of common stock, plus
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                                      - 3 -

                  (b)      the amount of any Preferred Stock, plus

                  (c) the amount of additional paid-in capital and retained earnings (or, in the case of an additional paid-in capital or retained earnings deficit, minus the amount of such deficit), plus

                  (d) equity adjustments from (i) foreign currency translations, (ii) unrealized gain/(loss) on hedged transactions and (iii) any other items of accumulated other comprehensive income (or loss), other than minimum pension liability adjustments (in each case of the foregoing clauses (i) through (iii), in the case of negative adjustments, minus the amount of such adjustments), it being understood that these adjustments will be reflected in accordance with FASB Statement No. 130 as accumulated other comprehensive income (or loss), minus

                  (e) the unpaid principal amount of the loan (if any) to the Guarantor's Employee Stock Ownership Plan (ESOP), minus

                  (f)      the cost of treasury stock."

2.6               CONFORMING AMENDMENTS

                  The following clause is added after section 9.13 of the Canadian Credit Agreement:

                  "9.14 Conforming Amendments. If the Guarantor negotiates any amendment to the terms and conditions of the US Credit Agreement (including any changes to interest or fees payable thereunder), the Guarantor shall forthwith notify the Administrative Agent and, if a similar amendment is deemed by the Administrative Agent, acting on behalf of the Majority Banks, to be more favourable or beneficial to the Banks than the existing terms of this Agreement, the Borrower and the Guarantor shall, at the request of the Administrative Agent, take such steps as may be necessary to amend this Agreement accordingly and concurrently with the US Credit Agreement."

                                    ARTICLE 3
                                    GENERAL

3.1               CONFIRMATION OF CREDIT AGREEMENT

                  The parties acknowledge and agree that, except as amended pursuant to this Agreement and to the First Amending Agreement, the provisions of the Canadian Credit Agreement, including the guarantee granted by the Guarantor, remain in full force and effect, unamended.

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                                      - 4 -

3.2               AMENDMENT AND RENEWAL FEES

                  In consideration of the extension of the Revolving Credit Termination Date and the amendments provided for herein, the Borrower shall pay to each Bank a fee in an amount equal to 15 basis points of such Bank's Commitment.

3.3               COUNTERPARTS

                  This Agreement may be executed in separate counterparts, all of which taken together shall constitute one and the same instrument, and a party may execute this Agreement by signing any such counterpart.

3.4               GOVERNING LAW

                  This Agreement shall be governed by and construed in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein.

3.5               EFFECTIVE DATE

                  This Agreement and the amendments to the Canadian Credit Agreement provided for herein shall become effective on October 25, 2003.

                            [Signature Pages Follow]

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                                     - 5 -

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                        BOWATER CANADIAN FOREST PRODUCTS INC.,
                                        as Borrower

                                        By: /s/ William G. Harvey
                                            ------------------------------------
                                            William G. Harvey
                                            Vice President and Treasurer

                                        BOWATER INCORPORATED, as Guarantor

                                        By: /s/ David G. Maffucci
                                            ------------------------------------
                                            David G.Maffucci
                                            Senior Vice President and
                                            Chief Financial Officer

                 [Signatures of the Agent and the Banks Follow]

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                                     - 6 -

                                        THE BANK OF NOVA SCOTIA,
                                        as Administrative Agent

                                        By: /s/ David Maddocks
                                            ------------------------------------
                                            David Maddocks
                                            Director

                                        By: /s/ Anuj Dhawan
                                            ------------------------------------
                                            Anuj Dhawan
                                            Associate Director

                  This is a counterpart signature page to the Second Amending Agreement dated as of October 7, 2003 between Bowater Canadian Forest Products Inc., as borrower, Bowater Incorporated, as guarantor, The Bank of Nova Scotia as administrative agent and each of the lenders parties hereto as a Bank.

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                                     - 7 -

                                        THE BANK OF NOVA SCOTIA, as a Bank

                                        By: /s/ David Angel
                                            ------------------------------------
                                            David Angel
                                            Director

                                        By: /s/ John Santillo
                                            ------------------------------------
                                            John Santillo
                                            Associate Director

                  This is a counterpart signature page to the Second Amending Agreement dated as of October 7, 2003 between Bowater Canadian Forest Products Inc., as borrower, Bowater Incorporated, as guarantor, The Bank of Nova Scotia as administrative agent and each of the lenders parties hereto as a Bank.

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                                     - 8 -

                                        THE TORONTO-DOMINION BANK,
                                        as a Bank

                                        Per:

                                        By: /s/ Debbi Brito
                                            ------------------------------------
                                            Asst. Mgr. Corporate
                                            Credit & Compliance

                  This is a counterpart signature page to the Second Amending Agreement dated as of October 7, 2003 between Bowater Canadian Forest Products Inc., as borrower, Bowater Incorporated, as guarantor, The Bank of Nova Scotia as administrative agent and each of the lenders parties hereto as a Bank.

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                                     - 9 -

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        as a Bank

                                        By: /s/ Mark Chandler
                                            ------------------------------------
                                            Mark Chandler
                                            Executive Director

                                        By: /s/ Bill Wolfe
                                            ------------------------------------
                                            Bill Wolfe
                                            Executive Director

                  This is a counterpart signature page to the Second Amending Agreement dated as of October 7, 2003 between Bowater Canadian Forest Products Inc., as borrower, Bowater Incorporated, as guarantor, The Bank of Nova Scotia as administrative agent and each of the lenders parties hereto as a Bank.

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                                     - 10 -

                                        BANK OF MONTREAL,
                                        as a Bank

                                        By: /s/ Bruno Jarry
                                            ------------------------------------
                                            Bruno Jarry
                                            Director

                                        BY:_____________________________________

                  This is a counterpart signature page to the Second Amending Agreement dated as of October 7, 2003 between Bowater Canadian Forest Products Inc., as borrower, Bowater Incorporated, as guarantor, The Bank of Nova Scotia as administrative agent and each of the lenders parties hereto as a Bank.